Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
September 30, 1998



        Expected B Maturity                                         11/15/00


        Blended Coupon 5.7948%


        Excess Protection Level
          3 Month Average   5.37%
          September, 1998   4.41%
          August, 1998   6.36%
          July, 1998   5.32%


        Cash Yield                                  17.38%


        Investor Charge Offs                         5.18%


        Base Rate                                    7.79%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           13.10%


        Total Payment Rate                          13.10%


        Total Principal Balance                     $39,849,511,082.92


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $5,219,716,564.43